GUARANTEE


                  Agreement made as of October 19, 2001 by WaveRider Communications (Canada) Inc. (the "Guarantor"), 255 Consumers Road, Suite 500, Toronto, Ontario, M2J 1R4, a corporation incorporated and subsisting under the laws of the Province of British Columbia, to and in favour of William E. Krebs, an individual resident in Salt Spring Island, British Columbia, as agent for the benefit of the Secured Parties (in such capacity, together with its successors in such capacity, the "Agent").

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees with the Agent and the other Secured Parties as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.01              Definitions

                  In this agreement:

                  "Applicable Rate" means 8 % per annum;

                  "Borrower" means WaveRider Communications Inc.;

                  "Business Day" means any day, other than a Saturday, Sunday or statutory holiday observed by Schedule I Canadian chartered banks in Vancouver and Toronto;

                  "Guaranteed Obligations" means all present and future debts, liabilities and obligations of the Borrower to any Secured Party under or in connection with any Series A Notes or any security therefor;

                  "Secured Parties" means the Agent and the Persons from time to time holding any Series A Notes; and

                  "Series A Notes" means the notes designated as Series A Notes to be issued by the Borrower in an aggregate principal amount not exceeding US$1,000,000.

1.02              Terms Generally

                  The plural of any term defined in this agreement in the singular shall have a corresponding meaning and vice versa and words importing gender shall include all genders. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or document as from time to time amended, supplemented or otherwise modified (subject to any restrictions in this or any other agreement in favour of any Secured Parties), (ii) any reference to any Person shall be construed to include their heirs, legal representatives, successors and assigns, and (iii) any reference to any Act shall be construed to refer to such Act as it may be amended and in effect from time to time. The division of this agreement into articles and sections and the insertion of headings are for convenience only and shall not affect the interpretation of this agreement.

                                    ARTICLE 2
                                    GUARANTEE

2.01              Guarantee

                  The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment and performance to each Secured Party of all Guaranteed Obligations and agrees to pay on demand all reasonable out-of-pocket costs and expenses (including, without limitation, legal fees on a solicitor-client basis) incurred by or on behalf of each Secured Party in enforcing or endeavouring to collect any Guaranteed Obligations or enforcing any of its rights hereunder.

2.02              Indemnity

                  The Guarantor agrees as a primary obligation to indemnify each Secured Party on demand from and against any loss incurred by the Secured Party as a result of any of the Guaranteed Obligations being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to the Secured Party, the amount of such loss being the amount which the Secured Party would otherwise have been entitled to recover from the Borrower.

2.03              Right to Immediate Payment

                  No Secured Party shall be bound to seek or exhaust its recourse against the Borrower or other Persons or to realize on any securities it may hold in respect of the Guaranteed Obligations before being entitled to payment from the Guarantor under this agreement and the Guarantor hereby renounces all benefits of discussion and division.

2.04              Account Settled

                  Any account settled or stated by or between a Secured Party and the Borrower, or if any such account has not been so stated or settled prior to any demand for payment hereunder, any account stated by a Secured Party, shall, in the absence of manifest error, be accepted by the Guarantor as prima facie evidence that the amount of the Guaranteed Obligations so settled or stated is due and payable to the Secured Party.

2.05              Demand for Payment

                  The Guarantor shall make payment of the Guaranteed Obligations and all other amounts payable by the Guarantor to any Secured Party hereunder upon demand by the Agent and such demand shall be in writing and given to the Guarantor, c/o the Borrower, at 255 Consumers Road, Suite 500, Toronto, Ontario, M2J 1R4, Attention: Chief Financial Officer, Telephone: (416) 502-3200,
Telecopier: (416) 502-2968. Any such demand shall be deemed to have been validly and effectively given (i) if personally delivered, (A) on the date of such delivery, if such date is a Business Day and such delivery was made prior to 3:00 p.m. (Toronto time); or (B) on the Business Day following the date of delivery in all other cases; or (ii) if transmitted by facsimile or similar means of recorded communication, (A) on the date of such transmission if such date is a Business Day and such transmission was received prior to 3:00 p.m. (Toronto time); or (B) on the Business Day following the date of transmission, in all other cases. The Guarantor may change its address for notice by giving written notice of the change to the Agent in accordance with this section. The liability of the Guarantor hereunder, whether as Guarantor or principal obligor, shall bear interest from the date of such demand and both before and after judgment at the Applicable Rate.

2.06              No Set-Off

                  All amounts payable by the Guarantor hereunder to any Secured Parties shall be paid to the Agent for the benefit of such Secured Parties, without set-off or counter-claim and without any deduction or withholding whatsoever unless and to the extent that the Guarantor shall be prohibited by law from doing so, in which case the Guarantor shall pay to Agent for the account of the Secured Party entitled to the payment, such additional amount as shall be necessary to ensure that such Secured Party, receives the full amount it would have received if no such deduction or withholding had been made.

2.07              Liability Absolute and Unconditional

         (1) The obligations of the Guarantor under this agreement are continuing, unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged, limited or otherwise affected by (and the Guarantor hereby consents to or waives, as applicable, to the fullest extent permitted by applicable law):

         (a) any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release in respect of any Guaranteed Obligations, security, Person or otherwise;

         (b) any modification or amendment of or supplement to the Guaranteed Obligations, including any increase or decrease in the principal, the rates of interest or other amounts payable thereunder;

         (c) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligations;

         (d)      any   winding-up,    dissolution,    insolvency,   bankruptcy,
                  reorganization or other similar proceeding affecting the Borrower or any other Person or any of their property;

         (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against any Secured Party or the Borrower or any other Person;

         (f) any invalidity, illegality or unenforceability relating to or against any Borrower or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of any principal or interest in respect of the Guaranteed Obligations;

         (g) any limitation, postponement, prohibition, subordination or other restriction on the rights of any Secured Party to payment of the Guaranteed Obligations;

         (h) any release, substitution or addition of any co-signer, endorser or other guarantor of the Guaranteed Obligations;

         (i) any defence arising by reason of any failure of any Secured Party to make any presentment, demand for performance, notice of non-performance, protest or any other notice, including notice of acceptance of this agreement, partial payment or non-payment of any Guaranteed Obligations or the existence, creation or incurring of new or additional Guaranteed Obligations;

         (j) any defence arising by reason of any failure of any Secured Party to proceed against the Borrower or any other Person, to proceed against, apply or exhaust any security held from the Borrower or any other Person for the Guaranteed Obligations, to proceed against, apply or exhaust any security held from the Guarantor or any other Person for the Guaranteed Obligations or to pursue any other remedy in the power of any Secured Party whatsoever;

         (k) any law which provides that the obligation of a guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal obligation or which reduces a guarantor's obligation in proportion to the principal obligation;

         (l) any defence arising by reason of any incapacity, lack of authority, or other defence of the Borrower or any other Person, or by reason of any limitation, postponement, prohibition on any Secured Party's right to payment of any Obligations, or by reason of the cessation from any cause whatsoever of the liability of the Borrower or any other Person in respect of any Guaranteed Obligations, or by reason of any act or omission of any Secured Party or others which directly or indirectly results in the discharge or release of the Borrower or other Person or all or any part of the Guaranteed Obligations or any security or guarantee therefor, whether by contract, operation of law or otherwise;

         (m) any defence arising by reason of any failure by any Secured Party to obtain, perfect or maintain a perfected or prior (or any) security interest in or lien or encumbrance upon any property of the Borrower or any other Person, or by reason of any interest of any Secured Party in any property, whether as owner thereof or the holder of a security interest therein or lien or encumbrance thereon, being invalidated, voided, declared fraudulent or preferential or otherwise set aside, or by reason of any impairment by any Secured Party of any right to recourse or collateral;

         (n) any defence arising by reason of the failure of any Secured Party to marshal any property;

         (o) any defence based upon any failure of any Secured Party to give to the Guarantor or the Borrower or other Person notice of any sale or other disposition of any property securing any Guaranteed Obligations or any guarantee thereof, or any defect in any notice that may be given in connection with any sale or other disposition of any such property, or any failure of any Secured Party to comply with any applicable law in enforcing any security interest in or lien upon any such property, including any failure by any Secured Party to dispose of any such property in a commercially reasonable manner;

         (p) any dealing whatsoever with the Borrower or any other Person or any security, whether negligently or not, or any failure to do so;

         (q) any defence based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower or any other Person, including any discharge of, or bar against collecting, any Guaranteed Obligations, in or as a result of any such proceeding; or

         (r) any other act or omission to act or delay of any kind by any Secured Party, the Borrower or any other Person or any other circumstance whatsoever, whether similar or dissimilar to the foregoing, which might, but for the provisions of this section, constitute a legal or equitable discharge, limitation or reduction of the obligations of the Guarantor hereunder (other than the payment in full of all Guaranteed Obligations).

         (2) The provisions of subsection (1) above apply (and the waivers set out therein will be effective) even if the effect of any action (or failure to take action) by any Secured Party is to destroy or diminish any subrogation rights of the Guarantor or any rights of the Guarantor to proceed against the Borrower for reimbursement or to recover any contribution from any other guarantor or any other right or remedy of the Guarantor.

2.08              Continuing Nature

                  This agreement shall continue and apply to any ultimate unpaid balance of the Guaranteed Obligations and shall be reinstated if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of the Borrower or for any other reason whatsoever, all as though such payment had not been made.

2.09              Waiver of Subrogation Rights

                  In the event that any Secured Party shall receive any payments on account of the obligations of the Guarantor hereunder whether from the Guarantor, the realization of any security or otherwise, the Guarantor shall have no right to claim repayment from or to exercise any rights of subrogation against the Borrower until all of the obligations of the Borrower to each Secured Party have been satisfied and paid in full.

2.10              Insolvency and Bulk Sales

                  In the event of the liquidation, winding up or bankruptcy of the Borrower (whether voluntary or compulsory) or in the event that the Borrower shall make a bulk sale of any of its assets within the bulk transfer provisions of any applicable legislation or any composition with creditors or scheme of arrangement, each Secured Party shall have the right to rank in priority to the Guarantor for its claim in respect of the Guaranteed Obligations owing by the Borrower and to receive all dividends or other payments in respect thereof until its claim has been paid in full, all without prejudice to its claim against the Guarantor who shall continue to be liable for any remaining unpaid balance of the Guaranteed Obligations. In the event of any valuation by any Secured Party of any securities, such valuation shall not, as between the Secured Party and the Guarantor, be considered payment, satisfaction or reduction in whole or in part of any Guaranteed Obligations.


                                    ARTICLE 3
                                     GENERAL

3.01              Additional Security

                  This agreement is in addition and without prejudice to any security of any kind (including without limitation guarantees and postponement agreements whether or not in the same form as this agreement) now or hereafter held by any Secured Parties.

3.02              Indemnity for Foreign Currency Obligations

                  In the event that any Secured Party (the "Judgment Creditor") obtains any judgment in a currency (the "Other Currency") in respect of any liability of the Guarantor hereunder in any other currency (the "Original Currency"), the rate of exchange to be used in determining the amount of the judgment shall be the rate of exchange (the "Exchange Rate") quoted by the The Toronto-Dominion Bank to its customers as the rate at which its customers could purchase the Original Currency with the Other Currency on the banking day preceding the date on which the judgment is rendered. The liability of the Guarantor hereunder in respect of any amount due in the Original Currency shall, notwithstanding any judgment in the Other Currency, be discharged only to the extent that on the banking day following receipt of the payment or satisfaction of the judgment, the Judgment Creditor would be able to purchase the Original Currency with the Other Currency based on the Exchange Rate then in effect. If the amount of the Original Currency which could be purchased by the Judgment Creditor is less than the amount of the Original Currency originally due to it hereunder, the Guarantor, agrees, as a separate obligation, to indemnify the Judgment Creditor against such loss.

3.03              Termination

                  The obligations of the Guarantor under this agreement shall terminate upon the payment or satisfaction in full of the Guaranteed Obligations.

3.04              Amendments and Waivers

                  No amendment or waiver of any provisions of this agreement nor consent to any departure by the Guarantor from such provisions shall be effective unless in writing and signed by the Agent. Any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose that it is given. No failure on the part of any Secured Parties to exercise, and no delay in exercising, any right under this agreement or under any other Documents shall operate as a waiver of such right, nor shall any single or partial exercise of any such right preclude any other or further exercise of the right or the exercise of any other right. The remedies of the Secured Parties under this agreement are cumulative and not exclusive of any other remedies provided by law.

3.05              Name of Guarantor

                  The Guarantor hereby confirms that the name, including the French form thereof, if any, and address of the Guarantor are as set out at the beginning of this agreement.

3.06              Successors, Assigns and Governing Law

                  This agreement shall enure to the benefit of and be binding upon the respective successors and assigns of the Guarantor and the Secured Parties and shall be governed by and construed in accordance with the laws of the Province of Ontario (without reference to its conflict of laws rules).


              WAVERIDER COMMUNICATIONS (CANADA) INC.



              By                                                           c/s
                 ---------------------------------------------------------
                                Authorized Signing Officer